UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

MeridianLink, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40680	33-0849406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Sunflower Avenue, #200
Costa Mesa, CA 92626
(Address of principal executive offices and Zip Code)
(714) 708-6950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MLNK	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Notice of Blackout Related Lock-Up Release

In connection with MeridianLink, Inc.’s (the “Company”) initial public offering of common stock (the “IPO”), the Company’s directors and executive officers, the selling stockholders, and other holders of substantially all of the Company’s common stock or equity awards then outstanding, including the Thoma Bravo Funds, as defined in the Company’s prospectus dated July 27, 2021 (the “Public Offering Date”), entered into lock-up agreements with the underwriters of such IPO that restrict such holder’s ability to sell or engage in certain transactions related to their shares of the Company’s common stock for a period of 180 days after July 27, 2021 (such period, the “Lock-Up Period”), subject to certain exceptions.

The lock-up agreements provide that if (i) at least 120 days have elapsed since the Public Offering Date, (ii) the Company has filed or furnished its earnings results on a Form 8-K for the quarterly period during which the IPO occurred, and (iii) the Lock-Up Period is scheduled to end during a broadly applicable period during which trading in the Company’s securities would not be permitted under its insider trading policy (a “Blackout Period”), or within the five trading days prior to a Blackout Period, then the Lock-Up Period will instead end ten trading days prior to the commencement of the Blackout Period (the “Release”); subject to certain requirements, including the announcement of the date of the Release through a major news service or on a Form 8-K at least two trading days prior to the date of the Release.

The Lock-Up Period is scheduled to end on January 23, 2022, which falls within the Company’s quarterly Blackout Period that commences at the close of trading on December 17, 2021. Accordingly, pursuant to the terms of the lock-up agreements, the Company hereby announces that the restrictions under the lock-up agreements will end at the open of trading on December 6, 2021, which is ten trading days prior to the commencement of the Company’s quarterly Blackout Period pursuant to its internal trading policies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIANLINK, INC.
Date: December 1, 2021
	By:	/s/ Chad Martin
Chad Martin
Chief Financial Officer